SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of March 30, 2017, by and between  iGambit  Inc.,  a  Delaware  corporation,  with  its  address  at  1050  W.  Jericho  Turnpike,  Suite  A,

Smithtown,  NY  11787  (the  “Company”),  and  POWER  UP  LENDING  GROUP  LTD.,  a  Virginia  corporation,

with its address at 111 Great Neck Road, Suite 216, Great Neck, NY 11021 (the “Buyer”).

WHEREAS:

A.

The Company and the Buyer are executing and delivering this Agreement in reliance upon the  exemption  from  securities  registration  afforded  by  the  rules  and  regulations  as  promulgated  by  the

United  States  Securities  and  Exchange  Commission  (the  “SEC”)  under  the  Securities  Act  of  1933,  as amended (the “1933 Act”); and

B.

Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement a convertible note of the Company, in the form attached hereto as

Exhibit   A,   in   the   aggregate   principal   amount   of   $75,000.00   (together   with   any   note(s)   issued   in

replacement  thereof  or  as  a  dividend  thereon  or  otherwise  with  respect  thereto  in  accordance  with  the terms  thereof,  the  “Note”),  convertible  into shares  of  common  stock,  $0.001  par  value  per  share,  of  the

Company  (the  “Common  Stock”),  upon  the  terms  and subject  to  the  limitations and  conditions  set  forth in such Note.

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1.

Purchase and Sale of Note.

a.

Purchase of Note.  On the Closing Date (as defined below), the Company shall  issue  and  sell  to  the  Buyer  and  the  Buyer  agrees  to  purchase  from  the  Company  such  principal amount of Note as is set forth immediately below the Buyer’s name on the signature pages hereto.

b.

Form  of  Payment.   On  the Closing  Date  (as  defined  below), (i)  the  Buyer shall pay the purchase price for the Note to be issued and sold to it at the Closing (as defined below) (the

“Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the

Company’s written  wiring  instructions,  against  delivery  of  the  Note  in  the  principal  amount  equal  to  the

Purchase  Price  as  is  set  forth  immediately  below  the  Buyer’s  name  on  the  signature  pages  hereto,  and

(ii) the  Company  shall  deliver  such  duly  executed  Note  on  behalf  of  the  Company,  to  the  Buyer,  against delivery of such Purchase Price.

c.

Closing  Date.     Subject  to  the  satisfaction  (or  written  waiver)  of  the conditions thereto set forth in Section 6  and Section 7  below, the date and time of the issuance and sale of the Note pursuant to this  Agreement (the “Closing Date”) shall  be 12:00 noon,  Eastern Standard Time

on  or  about  March  31,  2017,  or  such  other  mutually  agreed  upon  time.   The  closing  of  the  transactions

contemplated  by  this  Agreement  (the  “Closing”)  shall  occur  on  the  Closing  Date  at  such location  as  may be agreed to by the parties.

2.

Buyer’s Representations and Warranties.   The  Buyer represents and warrants to

the Company that:

a.

Investment Purpose.   As  of  the  date  hereof,  the  Buyer  is  purchasing  the

Note  and  the  shares  of  Common  Stock  issuable  upon  conversion  of  or  otherwise  pursuant  to  the  Note

(such  shares  of  Common  Stock  being  collectively  referred  to  herein  as  the  “Conversion  Shares”  and,

collectively with the Note, the “Securities”) for its own account and not with a present view towards the public  sale  or  distribution  thereof,  except  pursuant  to  sales  registered  or  exempted  from  registration under the 1933 Act.

b.

Accredited Investor Status.  The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c.

Reliance  on  Exemptions.   The  Buyer  understands  that  the  Securities  are

being  offered  and  sold  to  it  in  reliance  upon  specific  exemptions  from  the  registration  requirements  of

United  States  federal  and  state  securities  laws  and  that  the  Company  is  relying  upon  the  truth  and

accuracy    of,    and    the    Buyer’s    compliance    with,    the    representations,    warranties,    agreements,

acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d.

Information.   The  Company  has  not  disclosed  to  the  Buyer  any  material nonpublic  information  and will  not  disclose  such information  unless  such information is  disclosed  to the public prior to or promptly following such disclosure to the Buyer.

e.

Legends.   The  Buyer  understands  that  the  Note  and,  until  such  time  as the Conversion Shares have been registered under the 1933 Act; or may be sold pursuant to an applicable exemption  from  registration,  the  Conversion  Shares  may  bear  a  restrictive  legend  in  substantially  the following form:

"THE  SECURITIES  REPRESENTED  BY  THIS  INSTRUMENT  HAVE  NOT  BEEN

REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE

"SECURITIES  ACT"),  OR  UNDER  ANY  STATE  SECURITIES  LAWS,  AND  MAY

NOT  BE  PLEDGED,  SOLD,  ASSIGNED,  HYPOTHECATED  OR  OTHERWISE

TRANSFERRED  UNLESS  (1)  A  REGISTRATION  STATEMENT  WITH  RESPECT

THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE

STATE   SECURITIES   LAWS   OR   (2)   THE   ISSUER   OF   SUCH   SECURITIES

RECEIVES    AN   OPINION   OF   COUNSEL   TO    THE   HOLDER   OF    SUCH

SECURITIES,    WHICH    COUNSEL    AND    OPINION    ARE    REASONABLY

ACCEPTABLE TO THE ISSUER’S TRANSFER AGENT, THAT SUCH SECURITIES

MAY  BE  PLEDGED,  SOLD,  ASSIGNED,  HYPOTHECATED  OR  OTHERWISE

TRANSFERRED   WITHOUT   AN   EFFECTIVE   REGISTRATION   STATEMENT

UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

The  legend  set  forth  above  shall  be  removed  and  the  Company  shall  issue  a  certificate  without such  legend  to  the  holder  of  any  Security  upon  which  it  is  stamped,  if,  unless  otherwise  required  by applicable  state  securities  laws,  (a)  such  Security  is  registered  for  sale  under  an  effective  registration statement filed under the 1933 Act or otherwise may be sold pursuant to an exemption from registration without any restriction as to the number of securities as of a particular date that can then be immediately sold,  or  (b)  such  holder provides the  Company  with an  opinion  of counsel, in form,  substance  and scope customary  for opinions of counsel in comparable  transactions,  to the  effect that a public sale  or  transfer of  such  Security  may  be  made  without  registration  under  the  1933  Act,  which  opinion  shall  be  accepted

by  the  Company  so that the  sale  or  transfer  is  effected.   The  Buyer  agrees to  sell  all  Securities, including

those  represented  by  a  certificate(s)  from  which  the  legend  has  been  removed,  in  compliance  with applicable  prospectus  delivery  requirements,  if  any.  In  the  event  that  the  Company  does  not  accept  the opinion  of  counsel  provided  by  the  Buyer  with  respect  to  the  transfer  of  Securities  pursuant  to  an exemption from  registration,  such as  Rule  144,  at  the Deadline, it  will  be  considered an Event  of Default pursuant to Section 3.2 of the Note.

f.

Authorization;  Enforcement.  This  Agreement  has  been  duly  and  validly

authorized.    This  Agreement  has  been  duly  executed  and  delivered  on  behalf  of  the  Buyer,  and  this

Agreement  constitutes  a  valid  and  binding  agreement  of  the  Buyer  enforceable  in  accordance  with  its terms.

3.

Representations and Warranties of the  Company.   The  Company  represents  and

warrants to the Buyer that:

a.

Organization and Qualification.  The Company and each of its Subsidiaries

(as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased,

used,  operated  and  conducted.   “Subsidiaries”  means  any  corporation  or  other  organization,  whether incorporated  or  unincorporated,  in  which  the  Company  owns,  directly  or  indirectly,  any  equity  or  other ownership interest.

b.

Authorization; Enforcement.  (i) The Company has all requisite corporate power  and  authority  to  enter  into  and  perform  this  Agreement,  the  Note  and  to  consummate  the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof  and thereof,  (ii) the  execution and  delivery  of this Agreement,  the Note  by  the  Company  and the consummation  by  it  of  the  transactions  contemplated hereby  and  thereby  (including  without limitation,

the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required,

(iii)   this   Agreement   has   been   duly   executed   and   delivered   by   the   Company   by   its   authorized

representative,  and  such  authorized  representative  is  the  true  and  official  representative  with  authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the

Note,  each  of  such  instruments  will  constitute,  a  legal,  valid  and  binding  obligation  of  the  Company enforceable against the Company in accordance with its terms.

c.

Capitalization.   As  of  the  date  hereof,  the  authorized  common  stock  of the Company consists of 200,000,000 authorized shares of Common Stock, $0.001 par value per share, of which 56,718,990 shares are issued and outstanding; and 7,867,133 shares are reserved for issuance upon conversion of the Note.  All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable.  .

d.

Issuance  of  Shares.    The  Conversion  Shares  are  duly  authorized  and

reserved  for  issuance  and,  upon  conversion  of  the  Note  in  accordance  with  its  respective  terms,  will  be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect  to  the  issue  thereof  and  shall  not  be  subject  to  preemptive  rights  or  other  similar  rights  of shareholders of the Company and will not impose personal liability upon the holder thereof.

e.

No    Conflicts.       The    execution,    delivery    and    performance    of    this

Agreement,  the  Note  by  the  Company  and  the  consummation  by  the  Company  of  the  transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of  Incorporation  or  By-laws,  or  (ii)  violate  or  conflict  with,  or  result  in  a  breach  of  any  provision  of,  or constitute a default (or an event which with notice or lapse of time or both could become a default) under,

or  give  to  others  any  rights of  termination,  amendment,  acceleration  or  cancellation  of,  any  agreement,

indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party,

or  (iii)   result in  a violation of  any law, rule, regulation,  order, judgment  or decree  (including  federal  and state  securities  laws  and  regulations  and  regulations  of  any  self-regulatory  organizations  to  which  the

Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts,

defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).  The businesses of the Company and its Subsidiaries,

if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities,

in  violation  of  any  law,  ordinance  or  regulation  of  any  governmental  entity.   “Material  Adverse  Effect”

means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

f.

SEC Documents; Financial Statements.  The Company has filed all reports,

schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting  requirements  of  the  Securities  Exchange  Act  of  1934,  as  amended  (the  “1934  Act”)  (all  of  the foregoing  filed  prior  to  the  date  hereof  and  all  exhibits  included  therein  and  financial  statements  and schedules  thereto  and  documents  (other  than  exhibits  to  such  documents)  incorporated  by  reference

therein,  being  hereinafter  referred  to  herein  as  the  “SEC  Documents”).    Upon  written  request  the

Company  will  deliver  to  the  Buyer  true  and  complete  copies  of  the  SEC  Documents,  except  for  such

exhibits  and incorporated documents.   As  of  their  respective  dates  or if  amended,  as  of  the  dates of  the amendments, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the  rules and regulations of  the  SEC  promulgated thereunder  applicable  to the  SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a  material  fact  or  omitted to  state  a  material  fact  required  to  be  stated  therein or  necessary  in  order  to make the statements therein, in light of the circumstances under which they were made, not misleading.

None  of  the  statements  made  in  any  such  SEC  Documents  is,  or  has  been,  required  to  be  amended  or

updated   under   applicable  law  (except   for   such  statements   as  have  been  amended   or   updated  in

subsequent  filings  prior  the  date  hereof).   As  of  their  respective  dates  or  if  amended,  as  of  the  dates  of the  amendments,  the  financial  statements  of  the  Company  included  in  the  SEC  Documents  complied  as to  form  in  all  material  respects  with  applicable  accounting  requirements  and  the  published  rules  and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with  United  States  generally  accepted  accounting  principles,  consistently  applied,  during  the  periods involved  and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as  of  the  dates thereof  and  the  consolidated results of their operations  and cash flows for the  periods then ended (subject, in the case of unaudited statements, to normal  year-end audit adjustments).  The Company is subject to the reporting requirements of the 1934 Act.

g.

Absence  of  Certain  Changes.   Since  September  30,  2016,  except  as  set

forth  in  the  SEC  Documents,  there  has  been  no  material  adverse  change  and  no  material  adverse development  in  the  assets,  liabilities,  business,  properties,  operations,  financial  condition,  results  of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

h.

Absence of Litigation.  Except as set forth in the SEC Documents, there is

no   action,   suit,   claim,   proceeding,   inquiry   or   investigation   before   or   by   any   court,   public   board,

government  agency,  self-regulatory  organization  or  body  pending  or,  to  the  knowledge  of  the  Company or any  of its Subsidiaries, threatened against  or affecting the Company  or any of its Subsidiaries, or their

officers  or  directors  in  their  capacity  as  such,  that  could  have  a  Material  Adverse  Effect.   The  Company

and  its  Subsidiaries  are  unaware  of  any  facts  or  circumstances  which  might  give  rise  to  any  of  the foregoing.

i.

No  Integrated  Offering.   Neither  the  Company,  nor  any  of  its  affiliates,

nor  any  person  acting  on  its  or  their  behalf,  has  directly  or  indirectly  made  any  offers  or  sales  in  any security  or  solicited  any  offers  to  buy  any  security  under  circumstances  that  would  require  registration

under  the  1933  Act  of  the  issuance  of  the  Securities  to  the  Buyer.   The  issuance  of  the  Securities  to  the

Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future)

for purposes of any shareholder approval provisions applicable to the Company or its securities.

j.

No  Brokers.   The  Company  has  taken  no  action  which  would  give  rise  to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this

Agreement or the transactions contemplated hereby.

k.

No  Investment  Company.   The  Company  is  not,  and  upon  the  issuance

and  sale  of  the  Securities  as  contemplated  by  this  Agreement  will  not  be  an  “investment  company”

required to  be  registered  under  the  Investment  Company  Act  of  1940  (an  “Investment  Company”).   The

Company is not controlled by an Investment Company.

l.

Breach   of   Representations   and  Warranties   by   the  Company.     If  the

Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any  other  remedies  available  to  the  Buyer  pursuant  to  this  Agreement,  it will  be  considered  an  Event  of default under Section 3.4 of the Note.

4.

COVENANTS.

a.

Best Efforts.  The Company shall use its best efforts to satisfy timely each of the conditions described in Section 7 of this Agreement.

b.

Form  D;  Blue  Sky  Laws.   The  Company  agrees  to  timely  make  any  filings

required  by  federal  and  state  laws  as  a  result  of  the  closing  of  the  transactions  contemplated  by  this

Agreement.

c.

Use  of  Proceeds.     The  Company  shall  use  the  proceeds  for  general

working capital purposes.

d.

Expenses.   At  the  Closing,  the  Company’s  obligation  with  respect  to  the transactions  contemplated  by  this  Agreement  is  to  reimburse  Buyer’  expenses  shall  be  $3,000.00  for

Buyer’s legal fees and due diligence fee.

e.

Corporate  Existence.   So  long  as  the  Buyer  beneficially  owns  any  Note,

the  Company  shall  maintain  its  corporate  existence  and  shall  not  sell  all  or  substantially  all  of  the

Company’s assets, except with the prior written consent of the Buyer.

f.

Breach of Covenants.  If the Company breaches any of the covenants set forth  in  this  Section  4,  and  in  addition  to  any  other  remedies  available  to  the  Buyer  pursuant  to  this

Agreement, it will be considered an event of default under Section 3.4 of the Note.

g.

Failure  to  Comply  with  the  1934  Act.   So  long  as  the  Buyer  beneficially

owns  the  Note,  the  Company  shall  comply  with  the  reporting  requirements  of  the  1934  Act;  and  the

Company shall continue to be subject to the reporting requirements of the 1934 Act.

5.

Transfer Agent Instructions.   The Company shall issue irrevocable instructions to

its  transfer  agent  to  issue  certificates,  registered  in  the  name  of  the  Buyer  or  its  nominee,  for  the

Conversion  Shares  in  such  amounts  as  specified  from  time  to  time  by  the  Buyer  to  the  Company  upon

conversion   of   the   Note   in   accordance   with   the   terms   thereof   (the   “Irrevocable   Transfer   Agent

Instructions”).  In  the  event  that the  Company  proposes  to replace  its  transfer agent,  the  Company  shall provide,  prior  to  the  effective  date  of  such  replacement,  a  fully  executed  Irrevocable  Transfer  Agent

Instructions  in  a  form  as  initially  delivered  pursuant  to  this  Agreement  (including  but  not  limited  to  the provision to irrevocably reserve shares of Common Stock in the Reserved Amount as such term is defined in the Note) signed by the successor transfer agent to Company and the Company. Prior to registration of the  Conversion  Shares  under  the  1933  Act  or  the  date  on  which  the  Conversion  Shares  may  be  sold pursuant to an exemption from registration, all such certificates shall bear the restrictive legend specified

in   Section   2(e)   of   this   Agreement.    The   Company  warrants   that:   (i)   no   instruction   other  than  the

Irrevocable  Transfer  Agent  Instructions  referred  to  in  this  Section  5,  will  be  given  by  the  Company  to  its transfer agent and that the Securities shall  otherwise be  freely  transferable  on the  books  and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer

agent    not    to    transfer    or    delay,   impair,    and/or   hinder   its   transfer   agent    in    transferring    (or

issuing)(electronically  or  in  certificated  form)  any  certificate  for  Conversion  Shares  to  be  issued  to  the

Buyer  upon conversion of  or  otherwise  pursuant to the  Note  as and when  required by  the Note and  this

Agreement; and (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays,

and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions  in  respect  thereof)  on  any  certificate  for  any  Conversion  Shares  issued  to  the  Buyer  upon

conversion   of   or   otherwise  pursuant   to   the  Note  as   and  when  required   by  the   Note   and/or   this

Agreement.  If the Buyer provides the Company and the Company’s transfer, at the cost of the Buyer, with an  opinion  of  counsel  in  form,  substance  and  scope  customary  for  opinions  in  comparable  transactions,

to the effect that a public sale or transfer of such Securities may be made without registration under the

1933  Act,  the  Company  shall  permit  the  transfer,  and,  in  the  case  of  the  Conversion  Shares,  promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and

in  such  denominations  as  specified  by  the  Buyer.   The  Company  acknowledges  that  a  breach  by  it  of  its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the

transactions contemplated hereby.   Accordingly,  the Company  acknowledges  that  the  remedy  at law  for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened  breach  by  the  Company  of  the  provisions  of  this  Section,  that  the  Buyer  shall  be  entitled,  in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer,  without  the  necessity  of  showing  economic  loss  and  without  any  bond  or  other  security  being required.

6.

Conditions  to  the  Company’s  Obligation  to  Sell.   The  obligation  of  the  Company

hereunder to issue and sell the Note to the Buyer at the Closing is subject to the satisfaction, at or before the  Closing  Date  of  each  of  the  following  conditions  thereto,  provided  that  these  conditions  are  for  the

Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a.

The Buyer shall have executed this Agreement and delivered the same to the Company.

b.

The  Buyer  shall  have  delivered  the  Purchase  Price  in  accordance  with

Section 1(b) above.

c.

The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time

(except  for  representations  and  warranties  that  speak  as  of  a  specific  date),  and  the  Buyer  shall  have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required  by  this  Agreement  to  be  performed,  satisfied  or  complied  with  by  the  Buyer  at  or  prior  to  the

Closing Date.

d.

No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory  organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this

Agreement.

7.

Conditions  to  The  Buyer’s  Obligation  to  Purchase.   The  obligation  of  the  Buyer

hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing Date of  each  of  the  following  conditions,  provided  that  these  conditions  are  for  the  Buyer’s  sole  benefit  and may be waived by the Buyer at any time in its sole discretion:

a.

The  Company  shall  have  executed  this  Agreement  and  delivered  the same to the Buyer.

b.

The  Company  shall  have  delivered  to  the  Buyer  the  duly  executed  Note

(in such denominations as the Buyer shall request) in accordance with Section 1(b) above.

c.

The   Irrevocable   Transfer   Agent   Instructions,   in   form   and   substance

satisfactory  to  the  Buyer,  shall  have  been  delivered  to  and  acknowledged  in  writing  by  the  Company’s

Transfer Agent.

d.

The  representations  and  warranties  of  the  Company  shall  be  true  and correct  in  all  material  respects  as  of  the  date  when  made  and  as  of  the  Closing  Date  as  though  made  at such  time  (except  for  representations  and  warranties that  speak  as  of  a  specific  date)  and  the  Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  The Buyer shall have received a certificate or certificates, executed by the chief executive  officer  of  the  Company,  dated  as  of  the  Closing  Date,  to  the  foregoing  effect  and  as  to  such other matters as may be reasonably requested by the Buyer including, but not limited to certificates with respect to the Board of Directors’ resolutions relating to the transactions contemplated hereby.

e.

No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory  organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this

Agreement.

f.

No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

g.

The  Conversion  Shares  shall  have  been  authorized  for  quotation  on  an exchange or electronic quotation system and trading in the Common Stock on such exchange or electronic quotation  system  shall  not  have  been  suspended  by  the  SEC  or  an  exchange  or  electronic  quotation system.

h.

The Buyer shall have received an officer’s certificate described in Section

3(d) above, dated as of the Closing Date.

8.

Governing Law; Miscellaneous.

a.

Governing  Law.   This  Agreement  shall  be  governed  by  and  construed  in

accordance  with  the  laws  of  the  State  of  Virginia  without  regard  to  principles  of  conflicts  of  laws.   Any

action  brought  by  either  party  against  the  other  concerning  the  transactions  contemplated  by  this

Agreement  shall  be  brought  only  in  the  state  courts  of  New  York  or  in  the  federal  courts  located  in  the

state  and  county  of  Nassau.   The  parties  to  this  Agreement  hereby  irrevocably  waive  any  objection  to jurisdiction and venue  of  any  action instituted hereunder and shall  not  assert any  defense  based on lack of jurisdiction or venue or based upon forum non conveniens.  The Company and Buyer waive trial by jury.

The  prevailing  party  shall  be  entitled  to  recover  from  the  other  party  its  reasonable  attorney's  fees  and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be  deemed  inoperative  to  the  extent  that  it  may  conflict  therewith  and  shall  be  deemed  modified  to

conform  with  such statute  or  rule  of  law.   Any  such  provision which  may  prove  invalid or  unenforceable

under any law shall not affect the validity or enforceability of any other provision of any agreement.   Each

party  hereby irrevocably waives personal  service  of process and consents to  process being served in  any suit,  action  or  proceeding  in  connection  with  this  Agreement,  the  Note  or  any  related  document  or agreement by mailing a copy  thereof via registered or certified mail  or overnight delivery  (with evidence of  delivery)  to  such  party  at  the  address in  effect  for  notices  to  it  under  this  Agreement  and  agrees  that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein  shall  be  deemed  to limit  in  any  way  any  right to  serve  process in  any  other  manner  permitted  by law.

b.

Counterparts.      This   Agreement   may   be   executed   in   one   or   more

counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall  become effective when counterparts have been signed by each party  and delivered to the other party.

c.

Headings.     The   headings   of   this   Agreement   are   for   convenience   of

reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.

Severability.   In the  event that any  provision of  this Agreement is invalid or  unenforceable  under  any  applicable  statute  or  rule  of  law,  then  such  provision  shall  be  deemed inoperative  to  the  extent  that  it  may  conflict  therewith  and  shall  be  deemed  modified  to  conform  with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.

Entire  Agreement;  Amendments.   This  Agreement  and  the  instruments

referenced  herein  contain  the  entire  understanding  of  the  parties  with  respect  to  the  matters  covered herein  and  therein  and,  except  as  specifically  set  forth  herein  or  therein,  neither  the  Company  nor  the

Buyer  makes  any  representation,  warranty,  covenant  or  undertaking  with  respect  to  such  matters.   No

provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

f.

Notices.   All  notices,  demands,  requests,  consents,  approvals,  and  other communications  required  or  permitted  hereunder  shall  be  in  writing  and,  unless  otherwise  specified herein,  shall  be  (i)  personally  served,  (ii)  deposited  in  the  mail,  registered  or  certified,  return  receipt requested,  postage  prepaid,  (iii)  delivered  by  reputable  air  courier  service  with  charges  prepaid,  or  (iv)

transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address

as  such  party  shall  have  specified  most  recently  by  written  notice.   Any  notice  or  other  communication

required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or  number  designated  below  (if  delivered  on  a  business  day  during  normal  business  hours  where  such notice  is  to  be  received),  or  the  first  business  day  following  such  delivery  (if  delivered  other  than  on  a business  day  during  normal  business  hours  where  such  notice  is  to  be  received)  or  (b)  on  the  second business  day  following  the  date  of  mailing  by  express  courier  service,  fully  prepaid,  addressed  to  such

address,  or  upon  actual  receipt  of  such  mailing,  whichever  shall  first  occur.    The  addresses  for  such

communications  shall  be  as  set  forth in  the  heading  of  this  Agreement with  a copy  by  fax only  to  (which copy shall not constitute notice) to Naidich Wurman LLP, 111 Great Neck Road, Suite 214, Great Neck, NY

11021,  Attn:  Allison  Naidich,  facsimile:  516-466-3555,  e-mail:  allison@nwlaw.com.    Each  party  shall

provide notice to the other party of any change in address.

g.

Successors and Assigns.  This Agreement shall be binding upon and inure

to  the  benefit  of  the  parties  and  their  successors  and assigns.   Neither  the  Company  nor  the  Buyer  shall

assign  this  Agreement  or  any  rights  or  obligations  hereunder  without  the  prior  written  consent  of  the

other.    Notwithstanding  the  foregoing,  the  Buyer  may  assign  its  rights  hereunder  to  any  person  that purchases  Securities  in  a  private  transaction  from  the  Buyer  or  to  any  of  its  “affiliates,”  as  that  term  is defined under the 1934 Act, without the consent of the Company.

h.

Survival.   The  representations  and  warranties  of  the  Company  and  the

agreements    and    covenants    set    forth    in    this    Agreement    shall    survive    the    closing    hereunder

notwithstanding  any  due  diligence  investigation  conducted  by  or  on  behalf  of  the  Buyer.   The  Company

agrees  to  indemnify  and  hold  harmless  the  Buyer  and  all  their  officers,  directors,  employees  and  agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of  its  representations,  warranties  and  covenants  set  forth  in  this  Agreement  or any  of  its  covenants  and obligations under this Agreement, including advancement of expenses as they are incurred.

i.

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements,

certificates, instruments and documents, as the other party may reasonably request in order to carry out the  intent  and  accomplish  the  purposes  of  this  Agreement  and  the  consummation  of  the  transactions contemplated hereby.

j.

No  Strict  Construction.    The  language  used  in  this  Agreement  will  be

deemed  to  be  the  language  chosen  by  the  parties  to  express  their  mutual  intent,  and  no  rules  of  strict construction will be applied against any party.

k.

Remedies.     The   Company   acknowledges   that   a   breach   by   it   of   its

obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled,

in  addition to all  other  available  remedies at law  or in equity, and in addition to the  penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to  enforce  specifically  the  terms  and  provisions  hereof,  without  the  necessity  of  showing  economic  loss and without any bond or other security being required.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have  caused this Agreement to be duly executed as of the date first above written.

iGambit Inc.

By:________________________________

John Salerno

Chief Executive Officer

POWER UP LENDING GROUP LTD.

By: ____________________________________

Name: Curt Kramer

Title:   Chief Executive Officer

111 Great Neck Road, Suite 216

Great Neck, NY  11021

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Note:

$75,000.00

Aggregate Purchase Price:

$75,000.00